Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD THIRD QUARTER 2018 RESULTS

Record Income From Continuing Operations Increases 38.0% to $130.1 Million and

Earnings Per Share Increases 39.1% to $1.53

Record Adjusted Income From Continuing Operations Increases 25.7% to $118.5 Million

Record Adjusted Earnings Per Share From Continuing Operations Increases 27.3% to $1.40

BLOOMFIELD HILLS, MI, October 25, 2018 –  Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company consisting of franchised retail automotive dealerships, stand-alone used vehicle supercenters, heavy and medium duty retail truck dealerships, and distribution of commercial trucks and power systems,  today announced record third quarter and record nine months 2018 results.  For the three months ended September 30, 2018, income from continuing operations attributable to common shareholders increased 38.0% to $130.1 million, and related earnings per share increased 39.1% to $1.53 when compared to the same period last year. Total revenue increased 2.4% to $5.7 billion, while same-store retail revenue increased 0.2%. Excluding foreign exchange, total revenue increased 2.9%, while same-store retail revenue increased 0.5%. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.01. As a result of tax reform enacted in 2017, the company’s effective tax rate in the third quarter of 2018 was 17.3% compared to 32.2% in the third quarter of 2017.

For the three and nine months ended September 30, 2018, income and earnings per share from continuing operations attributable to common shareholders included a tax benefit of $11.6 million, or $0.14 per share. This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act. The third quarter 2018 adjustment primarily relates to reductions in the repatriation tax. Excluding this benefit, adjusted income from continuing operations increased 25.7% to $118.5 million, and related earnings per share increased 27.3% to $1.40 for the three months ended September 30, 2018.

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“I am particularly pleased to report another quarter of record revenues, income from continuing operations and earnings per share, which continue to demonstrate the benefit of our diversification,” said Penske Automotive Group Chairman Roger S. Penske. “The strength of our performance in the third quarter was driven by increases in new vehicle, used vehicle and finance & insurance gross profit per retail unit sold, coupled with a 70 basis-point increase in service and parts gross margin. Further, our U.K. business produced another record quarter on the strength of its premium brand mix and stand-alone used vehicle supercenter operations. Also contributing to the company’s record third quarter was the 25.4% same-store retail revenue increase in the company’s North American retail commercial truck business and our investment in Penske Truck Leasing.”

For the nine months ended September 30, 2018, total record revenue increased 8.5% to $17.3 billion, with a 5.0% increase in same-store retail revenue. Record income from continuing operations attributable to common shareholders increased 31.5% to $372.7 million and related earnings per share increased 32.4% to $4.37 when compared to the same period last year. Excluding foreign exchange, total revenue increased 5.8%, while same-store retail revenue increased 2.3%. Foreign exchange rates positively impacted earnings per share attributable to common shareholders by $0.08.  Excluding the tax benefit noted above,  record adjusted income from continuing operations increased 27.4% to $361.1 million, and related earnings per share increased 28.2% to $4.23.

Automotive Retail Highlights of the Third Quarter

•	Same-Store Retail Unit Sales -2.2% to 123,799

➢	New unit retail sales -6.6%

➢	Used unit retail sales +2.1%

•	Same-Store Retail Revenue +0.2%; Excluding Foreign Exchange +0.5%

➢	New -4.2%; Used +6.1%; Finance & Insurance +3.5%; Service and Parts +1.7%

•	Same-Store Average Gross Profit Per Unit

➢	New $3,030, +$130/unit; Gross Margin 7.6%, +10 basis points

➢	Used $1,504, +$62/unit; Gross Margin 5.7%, +0 basis points

➢	Finance & Insurance $1,244, +$68/unit

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Stand Alone Used SuperCenter Operations

The company operates fourteen stand-alone used vehicle supercenters, five of which are located in the U.S. and nine are located in the U.K., and one vehicle preparation center in the U.K.  For the three and nine months ended September 30, 2018, these supercenters retailed 18,568 and 56,073 units of the company’s total automotive units retailed, and generated $329.7 million and $1.0 billion in revenue, respectively. The company is in the process of developing four new stand-alone used vehicle supercenters which are expected to open in 2019. The expansion includes two new sites in the U.S. and another two in the U.K.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty-one medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. For the three and nine months ended September 30, 2018,  total medium and heavy-duty units retailed increased 35.5% (33.8% same-store) and 44.1% (42.8% same-store), respectively. Same-store revenue increased 25.4% for the three months and 35.0% for the nine months ended September 30, 2018.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. During the third quarter of 2017,  the company increased its ownership interests in PTL by 5.5%, bringing our total ownership interest in PTL to 28.9%. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three and nine months ended September 30, 2018,  the company recorded $40.7 million and $91.7 million in earnings from this investment compared to $30.1 million and $66.9 million for the same periods last year, respectively.

Dividend and Share Repurchases

On October 17, 2018, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.37 per share, the 30th consecutive increase in the quarterly dividend.

For the nine months ended September 30, 2018, the company repurchased 1,252,624 shares for $55.8 million. Approximately $150.0 million remains available to repurchase shares under the company’s existing share repurchase authorization.

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Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the third quarter of 2018 on Thursday,  October 25, 2018, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1074 – [International, please dial (612) 288‑0329]. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2018 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 26,000 people worldwide and is a member of the Fortune 500 and Russell 2000, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and

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changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters such as the recent hurricanes, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2017, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

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Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

 (Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	Change	2018	2017	Change
Revenue	$5,658.6	$5,524.4	2.4%	$17,345.8	$15,988.9	8.5%
Cost of Sales	4,806.0	4,701.8	2.2%	14,739.0	13,574.7	8.6%
Gross Profit	$852.6	$822.6	3.6%	$2,606.8	$2,414.2	8.0%
SG&A Expenses	662.8	646.1	2.6%	2,001.3	1,869.8	7.0%
Depreciation	25.9	24.3	6.6%	77.2	70.0	10.3%
Operating Income	$163.9	$152.2	7.7%	$528.3	$474.4	11.4%
Floor Plan Interest Expense	(20.2)	(16.4)	23.2%	(59.0)	(45.6)	29.4%
Other Interest Expense	(28.3)	(27.8)	1.8%	(86.7)	(79.2)	9.5%
Equity in Earnings of Affiliates	41.7	30.9	35.0%	95.0	70.9	34.0%
Income from Continuing Operations Before Income Taxes	$157.1	$138.9	13.1%	$477.6	$420.5	13.6%
Income Taxes	(27.1)	(44.7)	(39.4)%	(104.7)	(136.0)	(23.0)%
Income from Continuing Operations	$130.0	$94.2	38.0%	$372.9	$284.5	31.1%
Income (Loss) from Discontinued Operations, net of tax	0.1	0.1	—%	0.2	(0.3)	nm %
Net Income	$130.1	$94.3	38.0%	$373.1	$284.2	31.3%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.1)	(0.1)	—%	0.2	1.0	(80.0)%
Net Income Attributable to Common Shareholders	$130.2	$94.4	37.9%	$372.9	$283.2	31.7%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$130.0	$94.2	38.0%	$372.9	$284.5	31.1%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.1)	(0.1)	—%	0.2	1.0	(80.0)%
Income from Continuing Operations, net of tax	$130.1	$94.3	38.0%	$372.7	$283.5	31.5%
Income (Loss) from Discontinued Operations, net of tax	0.1	0.1	—%	0.2	(0.3)	nm %
Net Income Attributable to Common Shareholders	$130.2	$94.4	37.9%	$372.9	$283.2	31.7%
Income from Continuing Operations Per Share	$1.53	$1.10	39.1%	$4.37	$3.30	32.4%
Income Per Share	$1.53	$1.10	39.1%	$4.37	$3.30	32.4%
Weighted Average Shares Outstanding	84.9	86.0	(1.3)%	85.3	85.9	(0.7)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	September 30,	December 31,
	2018	2017
Assets:
Cash and Cash Equivalents	$37.6	$45.7
Accounts Receivable, Net	953.4	954.9
Inventories	3,783.4	3,944.1
Other Current Assets	91.8	81.8
Total Current Assets	4,866.2	5,026.5
Property and Equipment, Net	2,178.2	2,108.6
Intangibles	2,164.5	2,134.5
Other Long-Term Assets	1,318.0	1,271.0
Total Assets	$10,526.9	$10,540.6

Liabilities and Equity:
Floor Plan Notes Payable	$2,169.5	$2,343.2
Floor Plan Notes Payable – Non-Trade	1,359.0	1,418.6
Accounts Payable	633.8	641.6
Accrued Expenses	570.2	523.5
Current Portion Long-Term Debt	92.7	72.8
Liabilities Held for Sale	0.7	0.7
Total Current Liabilities	4,825.9	5,000.4
Long-Term Debt	1,993.3	2,090.4
Other Long-Term Liabilities	1,095.7	1,021.8
Total Liabilities	7,914.9	8,112.6
Equity	2,612.0	2,428.0
Total Liabilities and Equity	$10,526.9	$10,540.6

Supplemental Balance Sheet Information
New vehicle days' supply	61	67
Used vehicle days' supply	48	55

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Geographic Revenue Mix:
North America	57.9%	58.9%	55.4%	58.6%
U.K.	34.4%	33.8%	36.0%	33.9%
Other International	7.7%	7.3%	8.6%	7.5%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,148.5	$5,085.4	$15,900.0	$14,882.5
Retail Commercial Trucks	385.3	299.6	1,016.5	739.8
Commercial Vehicles Australia/Power Systems and Other	124.8	139.4	429.3	366.6
Total	$5,658.6	$5,524.4	$17,345.8	$15,988.9

Gross Profit: (Amounts in Millions)
Retail Automotive	$762.2	$744.2	$2,338.5	$2,198.5
Retail Commercial Trucks	57.8	44.3	156.8	120.7
Commercial Vehicles Australia/Power Systems and Other	32.6	34.1	111.5	95.0
Total	$852.6	$822.6	$2,606.8	$2,414.2

Gross Margin:
Retail Automotive	14.8%	14.6%	14.7%	14.8%
Retail Commercial Trucks	15.0%	14.8%	15.4%	16.3%
Commercial Vehicles Australia/Power Systems and Other	26.1%	24.5%	26.0%	25.9%
Total	15.1%	14.9%	15.0%	15.1%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2018	2017	2018	2017
Operating Items as a Percentage of Revenue:
Gross Profit	15.1%	14.9%	15.0%	15.1%
Selling, General and Administrative Expenses	11.7%	11.7%	11.5%	11.7%
Operating Income	2.9%	2.8%	3.0%	3.0%
Income from Continuing Operations Before Income Taxes	2.8%	2.5%	2.8%	2.6%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.7%	78.5%	76.8%	77.5%
Operating Income	19.2%	18.5%	20.3%	19.7%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(Amounts in Millions)	2018	2017	2018	2017

EBITDA*	$211.3	$191.0	$641.5	$569.7
Floorplan Credits	$11.1	$10.9	$29.9	$29.3
Rent Expense	$58.4	$59.3	$175.3	$168.1
Capital Expenditures	$69.7	$66.7	$188.5	$180.1
Stock Repurchases	$—	$10.0	$55.8	$18.5

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	22%	22%	23%
Audi	12%	15%	13%	14%
Mercedes-Benz	9%	10%	9%	10%
Land Rover / Jaguar	9%	8%	9%	8%
Porsche	5%	6%	6%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	1%	2%	1%
Total Premium	68%	70%	69%	70%
Volume Non-U.S.:
Toyota	11%	10%	10%	10%
Honda	7%	7%	6%	7%
Volkswagen	4%	3%	4%	3%
Nissan	1%	1%	1%	1%
Others	1%	2%	2%	2%
Total Volume Non-U.S.	24%	23%	23%	23%
U.S.:
General Motors / Chrysler / Ford	2%	3%	2%	3%
Stand-Alone Used	6%	4%	6%	4%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	56%	58%	54%	58%
U.K.	38%	37%	39%	36%
Other International	6%	5%	7%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	59%	62%	58%	62%
U.K.	35%	33%	36%	32%
Other International	6%	5%	6%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	Change		2018	2017	Change
Retail Automotive Units:
New Retail	58,933	64,365	(8.4)%		179,266	187,377	(4.3)%
Used Retail	72,000	65,892	9.3%		218,371	194,384	12.3%
Total	130,933	130,257	0.5%		397,637	381,761	4.2%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,350.2	$2,480.8	(5.3)%		$7,325.6	$7,189.9	1.9%
Used Vehicles	1,825.2	1,669.5	9.3%		5,588.9	4,850.6	15.2%
Finance and Insurance, Net	158.5	152.0	4.3%		482.2	436.6	10.4%
Service and Parts	523.8	520.9	0.6%		1,615.1	1,540.1	4.9%
Fleet and Wholesale	290.8	262.2	10.9%		888.2	865.3	2.6%
Total Revenue	$5,148.5	$5,085.4	1.2%		$15,900.0	$14,882.5	6.8%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$179.8	$185.2	(2.9)%		$552.8	$552.6	—%
Used Vehicles	105.3	94.5	11.4%		327.5	282.4	16.0%
Finance and Insurance, Net	158.5	152.0	4.3%		482.2	436.6	10.4%
Service and Parts	313.2	308.0	1.7%		959.5	911.4	5.3%
Fleet and Wholesale	5.4	4.5	20.0%		16.5	15.5	6.5%
Total Gross Profit	$762.2	$744.2	2.4%		$2,338.5	$2,198.5	6.4%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$39,880	$38,542	3.5%		$40,865	$38,371	6.5%
Used Vehicles	25,350	25,337	0.1%		25,593	24,954	2.6%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,050	$2,877	6.0%		$3,084	$2,949	4.6%
Used Vehicles	1,462	1,434	2.0%		1,499	1,453	3.2%
Finance and Insurance	1,210	1,167	3.7%		1,212	1,144	5.9%
Total Variable Gross Profit Per Vehicle (1)	3,388	3,314	2.2%		3,426	3,331	2.9%

Retail Automotive Gross Margin:
New Vehicles	7.7%	7.5%	+20	bps	7.5%	7.7%	-20	bps
Used Vehicles	5.8%	5.7%	+10	bps	5.9%	5.8%	+10	bps
Service and Parts	59.8%	59.1%	+70	bps	59.4%	59.2%	+20	bps
Fleet and Wholesale	1.9%	1.7%	+20	bps	1.9%	1.8%	+10	bps
Total Gross Margin	14.8%	14.6%	+20	bps	14.7%	14.8%	-10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	45.6%	48.8%	-320	bps	46.1%	48.3%	-220	bps
Used Vehicles	35.5%	32.8%	+270	bps	35.2%	32.6%	+260	bps
Finance and Insurance, Net	3.1%	3.0%	+10	bps	3.0%	2.9%	+10	bps
Service and Parts	10.2%	10.2%	---	bps	10.2%	10.3%	-10	bps
Fleet and Wholesale	5.6%	5.2%	+40	bps	5.5%	5.9%	-40	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.6%	24.9%	-130	bps	23.6%	25.1%	-150	bps
Used Vehicles	13.8%	12.7%	+110	bps	14.0%	12.8%	+120	bps
Finance and Insurance, Net	20.8%	20.4%	+40	bps	20.6%	19.9%	+70	bps
Service and Parts	41.1%	41.4%	-30	bps	41.0%	41.5%	-50	bps
Fleet and Wholesale	0.7%	0.6%	+10	bps	0.8%	0.7%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	Change		2018	2017	Change
Retail Automotive Same-Store Units:
New Retail	58,463	62,591	(6.6)%		174,763	179,632	(2.7)%
Used Retail	65,336	63,986	2.1%		158,547	155,676	1.8%
Total	123,799	126,577	(2.2)%		333,310	335,308	(0.6)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,324.3	$2,426.9	(4.2)%		$7,070.3	$6,901.2	2.5%
Used Vehicles	1,729.5	1,630.8	6.1%		4,617.4	4,242.7	8.8%
Finance and Insurance, Net	154.1	148.9	3.5%		413.1	386.1	7.0%
Service and Parts	520.8	512.1	1.7%		1,552.7	1,474.8	5.3%
Fleet and Wholesale	280.4	255.7	9.7%		738.3	764.3	(3.4)%
Total Revenue	$5,009.1	$4,974.4	0.7%		$14,391.8	$13,769.1	4.5%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$177.2	$181.5	(2.4)%		$528.9	$529.8	(0.2)%
Used Vehicles	98.3	92.3	6.5%		256.9	234.3	9.6%
Finance and Insurance, Net	154.1	148.9	3.5%		413.1	386.1	7.0%
Service and Parts	308.1	302.0	2.0%		904.9	863.8	4.8%
Fleet and Wholesale	5.1	4.4	15.9%		11.9	13.8	(13.8)%
Total Gross Profit	$742.8	$729.1	1.9%		$2,115.7	$2,027.8	4.3%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$39,757	$38,774	2.5%		$40,457	$38,419	5.3%
Used Vehicles	26,471	25,487	3.9%		29,123	27,254	6.9%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,030	$2,900	4.5%		$3,027	$2,949	2.6%
Used Vehicles	1,504	1,442	4.3%		1,620	1,505	7.6%
Finance and Insurance	1,244	1,176	5.8%		1,240	1,151	7.7%
Total Variable Gross Profit Per Vehicle (1)	3,470	3,339	3.9%		3,597	3,430	4.9%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.6%	7.5%	+10	bps	7.5%	7.7%	-20	bps
Used Vehicles	5.7%	5.7%	---	bps	5.6%	5.5%	+10	bps
Service and Parts	59.2%	59.0%	+20	bps	58.3%	58.6%	-30	bps
Fleet and Wholesale	1.8%	1.7%	+10	bps	1.6%	1.8%	-20	bps
Total Gross Margin	14.8%	14.7%	+10	bps	14.7%	14.7%	---	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.4%	48.8%	-240	bps	49.1%	50.1%	-100	bps
Used Vehicles	34.5%	32.8%	+170	bps	32.1%	30.8%	+130	bps
Finance and Insurance, Net	3.1%	3.0%	+10	bps	2.9%	2.8%	+10	bps
Service and Parts	10.4%	10.3%	+10	bps	10.8%	10.7%	+10	bps
Fleet and Wholesale	5.6%	5.1%	+50	bps	5.1%	5.6%	-50	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.9%	24.9%	-100	bps	25.0%	26.1%	-110	bps
Used Vehicles	13.2%	12.7%	+50	bps	12.1%	11.6%	+50	bps
Finance and Insurance, Net	20.7%	20.4%	+30	bps	19.5%	19.0%	+50	bps
Service and Parts	41.5%	41.4%	+10	bps	42.8%	42.6%	+20	bps
Fleet and Wholesale	0.7%	0.6%	+10	bps	0.6%	0.7%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	Change		2018	2017	Change
Retail Commercial Truck Units:
New Retail	2,431	1,757	38.4%		6,107	4,060	50.4%
Used Retail	579	464	24.8%		1,516	1,230	23.3%
Total	3,010	2,221	35.5%		7,623	5,290	44.1%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$249.4	$184.3	35.3%		$630.5	$411.5	53.2%
Used Vehicles	32.5	25.7	26.5%		86.3	67.9	27.1%
Finance and Insurance, Net	2.9	2.1	38.1%		9.0	6.6	36.4%
Service and Parts	93.1	83.3	11.8%		275.7	244.6	12.7%
Other	7.4	4.2	76.2%		15.0	9.2	63.0%
Total Revenue	$385.3	$299.6	28.6%		$1,016.5	$739.8	37.4%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$12.0	$7.9	51.9%		$28.2	$17.4	62.1%
Used Vehicles	4.0	2.6	53.8%		9.8	6.1	60.7%
Finance and Insurance, Net	2.9	2.1	38.1%		9.0	6.6	36.4%
Service and Parts	36.4	31.7	14.8%		106.3	90.8	17.1%
Other	2.5	—	nm		3.5	(0.2)	nm
Total Gross Profit	$57.8	$44.3	30.5%		$156.8	$120.7	29.9%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$102,610	$104,874	(2.2)%		$103,257	$101,332	1.9%
Used Vehicles	56,214	55,387	1.5%		56,943	55,158	3.2%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,952	$4,479	10.6%		$4,620	$4,286	7.8%
Used Vehicles	6,986	5,500	27.0%		6,476	4,912	31.8%
Finance and Insurance	948	959	(1.1)%		1,183	1,244	(4.9)%
Total Variable Gross Profit Per Vehicle (1)	6,279	5,673	10.7%		6,166	5,690	8.4%

Retail Commercial Truck Gross Margin:
New Vehicles	4.8%	4.3%	+50	bps	4.5%	4.2%	+30	bps
Used Vehicles	12.3%	10.1%	+220	bps	11.4%	9.0%	+240	bps
Service and Parts	39.1%	38.1%	+100	bps	38.6%	37.1%	+150	bps
Total Gross Margin	15.0%	14.8%	+20	bps	15.4%	16.3%	-90	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	64.7%	61.5%	+320	bps	62.0%	55.6%	+640	bps
Used Vehicles	8.4%	8.6%	-20	bps	8.5%	9.2%	-70	bps
Finance and Insurance, Net	0.8%	0.7%	+10	bps	0.9%	0.9%	---	bps
Service and Parts	24.2%	27.8%	-360	bps	27.1%	33.1%	-600	bps
Other	1.9%	1.4%	+50	bps	1.5%	1.2%	+30	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	20.8%	17.8%	+300	bps	18.0%	14.4%	+360	bps
Used Vehicles	6.9%	5.9%	+100	bps	6.3%	5.1%	+120	bps
Finance and Insurance, Net	5.0%	4.7%	+30	bps	5.7%	5.5%	+20	bps
Service and Parts	63.0%	71.6%	-860	bps	67.8%	75.2%	-740	bps
Other	4.3%	—%	+430	bps	2.2%	(0.2)%	+240	bps
Total	100.0%	100.0%			100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	Change		2018	2017	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,393	1,757	36.2%		6,039	4,060	48.7%
Used Retail	578	464	24.6%		1,514	1,230	23.1%
Total	2,971	2,221	33.8%		7,553	5,290	42.8%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$243.2	$184.3	32.0%		$620.7	$411.5	50.8%
Used Vehicles	32.5	25.7	26.5%		86.2	67.9	27.0%
Finance and Insurance, Net	2.8	2.1	33.3%		7.2	6.6	9.1%
Service and Parts	91.8	83.3	10.2%		272.7	244.6	11.5%
Other	5.4	4.2	28.6%		11.8	9.2	28.3%
Total Revenue	$375.7	$299.6	25.4%		$998.6	$739.8	35.0%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$11.7	$7.9	48.1%		$27.6	$17.4	58.6%
Used Vehicles	4.0	2.6	53.8%		9.8	6.1	60.7%
Finance and Insurance, Net	2.8	2.1	33.3%		7.2	6.6	9.1%
Service and Parts	35.8	31.7	12.9%		104.9	90.8	15.5%
Other	0.5	—	nm		0.7	(0.2)	nm
Total Gross Profit	$54.8	$44.3	23.7%		$150.2	$120.7	24.4%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$101,629	$104,874	(3.1)%		$102,786	$101,332	1.4%
Used Vehicles	56,270	55,387	1.6%		56,962	55,158	3.3%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,898	$4,479	9.4%		$4,572	$4,286	6.7%
Used Vehicles	6,995	5,500	27.2%		6,471	4,912	31.7%
Finance and Insurance	937	959	(2.3)%		952	1,244	(23.5)%
Total Variable Gross Profit Per Vehicle (1)	6,227	5,673	9.8%		5,905	5,690	3.8%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.8%	4.3%	+50	bps	4.4%	4.2%	+20	bps
Used Vehicles	12.3%	10.1%	+220	bps	11.4%	9.0%	+240	bps
Service and Parts	39.0%	38.1%	+90	bps	38.5%	37.1%	+140	bps
Total Gross Margin	14.6%	14.8%	-20	bps	15.0%	16.3%	-130	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	64.7%	61.5%	+320	bps	62.2%	55.6%	+660	bps
Used Vehicles	8.7%	8.6%	+10	bps	8.6%	9.2%	-60	bps
Finance and Insurance, Net	0.7%	0.7%	---	bps	0.7%	0.9%	-20	bps
Service and Parts	24.4%	27.8%	-340	bps	27.3%	33.1%	-580	bps
Other	1.5%	1.4%	+10	bps	1.2%	1.2%	---	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	21.4%	17.8%	+360	bps	18.4%	14.4%	+400	bps
Used Vehicles	7.3%	5.9%	+140	bps	6.5%	5.1%	+140	bps
Finance and Insurance, Net	5.1%	4.7%	+40	bps	4.8%	5.5%	-70	bps
Service and Parts	65.3%	71.6%	-630	bps	69.8%	75.2%	-540	bps
Other	0.9%	—%	+90	bps	0.5%	(0.2)%	+70	bps
Total	100.0%	100.0%			100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and nine months ended September 30, 2018 and 2017:

Income from Continuing Operations:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
(Amounts in Millions)	2018	2017	% Change	2018	2017	% Change

Income from Continuing Operations	$130.1	$94.3	38.0%	$372.7	$283.5	31.5%
Less: Income tax benefit (1)	(11.6)	—	nm	(11.6)	—	nm
Adjusted Income from Continuing Operations	$118.5	$94.3	25.7%	$361.1	$283.5	27.4%

Earnings Per Share:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018		2017	% Change	2018	2017	% Change

Earnings Per Share from Continuing Operations	$1.53		$1.10	39.1%	$4.37	$3.30	32.4%
Less: Income tax benefit (1)	(0.14)		—	nm	(0.14)	—	nm
Adjusted Earnings Per Share from Continuing Operations	$1.40	(2)	$1.10	27.3%	$4.23	$3.30	28.2%

(1)    This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

(2)    Earnings per share amounts may not sum due to rounding.

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended
	September 30,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$130.1	$94.3	$35.8	38.0%
Add: Depreciation	25.9	24.3	1.6	6.6%
Other Interest Expense	28.3	27.8	0.5	1.8%
Income Taxes	27.1	44.7	(17.6)	(39.4)%
(Income) from Discontinued Operations, net of tax	(0.1)	(0.1)	—	—
EBITDA	$211.3	$191.0	$20.3	10.6%

	Nine Months Ended
	September 30,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$373.1	$284.2	$88.9	31.3%
Add: Depreciation	77.2	70.0	7.2	10.3%
Other Interest Expense	86.7	79.2	7.5	9.5%
Income Taxes	104.7	136.0	(31.3)	(23.0)%
(Income) Loss from Discontinued Operations, net of tax	(0.2)	0.3	(0.5)	nm
EBITDA	$641.5	$569.7	$71.8	12.6%

nm – not meaningful

# # # # # # #

14